Related Party Transactions	12 Months Ended
Dec. 31, 2016
Related Party Transactions [Abstract]
Related Party Transactions
Related Party Transactions
From time to time, we have transactions with other companies in which we hold an interest all of which are individually and in the aggregate immaterial, as summarized in the table below.

	As of December 31,		For the years ended December 31,
(in thousands)	2016	2015	2016	2015	2014
Net sales	—	—	$1,360	$418	$1,567
Reimbursements against research and development costs	—	—	—	$2,032	—
Accounts receivable	$1,302	$1,209	—	—	—
Loans receivable, including interest	$13,067	$7,472	—	—	—
Accounts payable	$391	$471	—	—	—
Accrued and other current liabilities	$3,926	—	—	—	—
Other long-term liabilities	$5,889	—	—	—	—

During 2015, we entered in a loan agreement for $5.0 million bearing interest of 6% and due in January 2020 with a company in which we hold an ownership interest. In the 2016, we increased this loan by $5.0 million resulting in a loan balance at December 31, 2016 of $10.7 million including accrued interest. Additionally in 2015, we entered into €2.0 million ($2.4 million as of December 31, 2016 including accrued interest), loan agreement, bearing interest of 7% and due in June 2019, with another company in which we hold an ownership interest. The loans were made for general business purposes and no amounts have been repaid. These loans are included in other long-term assets in the accompanying consolidated balance sheet as of December 31, 2016. Additionally during 2016, we entered into a short-term loan arrangement with another company in which we hold an ownership interest. In August 2016, we converted a $0.6 million short-term loan into additional interest of the company which we account for on a cost-method as discussed in Note 10.
As discussed in Note 10, during 2016 we acquired a 19.0% interest in Hombrechtikon Systems Engineering AG (HSE) for a total obligation of $9.8 million, which is payable over three years. As of December 31, 2016, $3.9 million was included in accrued and other current liabilities and $5.9 million was included in other long-term liabilities in the accompanying consolidated balance sheet. HSE is a variable interest entity and we are not the primary beneficiary, therefore HSE is not consolidated. Additionally during 2016, we entered into a short-term $0.6 million loan arrangement with another company in which we hold an ownership interest. In August 2016, we converted this loan into additional interest of the company which we account for on a cost-method as discussed in Note 10.
We held 100% of the equity interest of QIAGEN Finance (Luxembourg) S.A. (QIAGEN Finance), which was established for the purpose of issuing convertible debt. QIAGEN Finance was a variable interest entity with no primary beneficiary, and thus was not consolidated and accordingly, the convertible debt was not included in the consolidated statements of QIAGEN N.V., though QIAGEN N.V. did report the full obligation of the debt through its liabilities to QIAGEN Finance. As discussed in Note 15, during 2015, we repaid the loan to QIAGEN Finance and repurchased the warrant agreement with QIAGEN Finance. Subsequent to these transactions, QIAGEN Finance was liquidated.